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                                                               EXHIBIT 10.17(ii)

                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated as of April 28, 2004 (this "Amendment"), is among DIEBOLD, INCORPORATED, an Ohio corporation (the "Company"), the SUBSIDIARY BORROWERS (as defined in the Loan Agreement referred to below) (together with the Company, the "Borrowers"), the lenders set forth on the signature pages hereof (the "Lenders"), and BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrowers, the Lenders party thereto and the Agent are parties to an Amended and Restated Loan Agreement dated as of April 30, 2003, as amended (the "Loan Agreement").

         B. The Borrowers desire to amend the Loan Agreement as set forth herein, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

         ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in
Article III hereof, the Loan Agreement and the other Loan Documents shall be amended as follows:

         1.1 The definition of "Facility Termination Date" contained in Section
         1.1 is restated as follows:

                  "Facility Termination Date" means the earlier to occur of (a) April 27, 2005 or (b) the date on which the Revolving Credit Commitments are terminated pursuant to Article VIII.

         1.2 The following definitions are added to Section 1.1 in appropriate alphabetical order:

                  "First Amendment" shall mean the First Amendment to this Agreement dated April 28, 2004 among the Borrowers, the Lenders and the Agent.

                  "First Amendment Effective Date" shall mean the date as of which the First Amendment is effective.

         1.3 The following is added to the end of Section 2.1:

         The Borrowers and the Lenders agree that the Lenders may review the Revolving Credit Commitments as of the First Amendment Effective Date to determine whether to extend the Revolving Credit Commitments, and that the Revolving Credit Commitments shall be deemed terminated (without requiring any payment as a result of such termination, notwithstanding anything herein to the contrary) as of the First Amendment Effective

                                       28
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         Date and reinstated and extended as of the First Amendment Effective
         Date with the revised Facility Termination Date implemented by the First Amendment.

         1.4 The last sentence of Section 2.4 is restated as follows:

         Simultaneously with the closing of any Permitted Securitization Transaction facility, the Aggregate U.S. Revolving Credit Commitments shall be automatically reduced, ratably among the U.S. Revolving Credit Commitments, by the amount of any such Permitted Securitization Transaction facility which, when aggregated with all other Permitted Securitization Transaction facilities, exceeds $200,000,000.

         ARTICLE II. REPRESENTATIONS. Each of the Borrowers represents and warrants to the Agent and the Lenders that:

         2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized by existing board resolutions or other necessary corporate action and are not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation, Certificate of Incorporation or By-laws or other charter documents, or of any material agreement or undertaking to which it is a party or by which it is bound.

         2.2 This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

         2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Loan Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

         2.4 After giving effect to the amendments contained herein, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

         ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

         3.1 The Borrowers, the Lenders, the Swing Lender and the Agent shall have signed this Amendment.

         3.2 The Guarantors shall have signed the consent and agreement to this Amendment.


         ARTICLE IV. MISCELLANEOUS.

         4.1 The Borrowers agree to pay an amendment fee to each Lender in an amount equal to two basis points on the Dollar Equivalent Amount of the aggregate amount of such Lender's Commitments, payable on or within two Business Days of the effective date of this Amendment. For purposes of this Section 4.1, the amount of any Term Loan Commitment shall be deemed equal to the outstanding principal

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amount of the related Term Loan.

         4.2 References in the Loan Agreement or in any other Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

         4.3 Except as expressly amended hereby, each of the Borrowers agrees that the Loan Agreement and the other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

         IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Amendment as of the date first above written.

                                   DIEBOLD, INCORPORATED

                                   By: /s/Gregory T. Geswein
                                      ----------------------------------
                                   Gregory T. Geswein
                                   Senior Vice President & CFO

                                   DIEBOLD GLOBAL FINANCE CENTRE
                                     LIMITED, as a Subsidiary Borrower
                                   DIEBOLD INTERNATIONAL LIMITED,
                                     as a Subsidiary Borrower
                                   DIEBOLD SELF-SERVICE SOLUTIONS LIMITED
                                     LIABILITY COMPANY,
                                     as a Subsidiary Borrower
                                   DIEBOLD AUSTRALIA PTY LTD, as a
                                     Subsidiary Borrower

                                   By: /s/Robert J. Warren
                                      ----------------------------------
                                   Robert J. Warren
                                   Authorized Signatory

                                  BANK ONE, NA, as Agent and as a Lender

                                  By: /s/John Glisson
                                      ----------------------------------
                                  John Glisson, Associate Director


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                                  ABN-AMRO BANK, N.V.

                                  By: /s/Angela Noique
                                      ----------------------------------
                                  Angela Noique, Group Vice President

                                  By: /s/John M. Pastore
                                      ----------------------------------
                                  John M. Pastore, Vice President


                                  BANK OF AMERICA, N.A.

                                  By: /s/Thomas R. Durham
                                      ----------------------------------
                                  Thomas R. Durham, Managing Director


                                  JPMORGAN CHASE BANK

                                  By: /s/Dolores Walsh
                                      ----------------------------------
                                  Dolores Walsh, Vice President

                                  KEYBANK NATIONAL ASSOCIATION


                                  By: /s/Marianne T. Meil
                                      ----------------------------------
                                  Marianne T. Meil, Vice President

                                  NATIONAL CITY BANK

                                  By: /s/Thomas E. Redmond
                                      ----------------------------------
                                  Thomas E. Redmond, Senior Vice President

                                  THE BANK OF NEW YORK

                                  By: /s/Kenneth R. McDonnell
                                      ----------------------------------
                                  Kenneth R. McDonnell, Vice President

                                  US BANK NA

                                  By: /s/Brian H. Gallagher
                                      ----------------------------------
                                  Brian H. Gallagher, Vice President

                                  HSBC BANK USA

                                  By:  /s/Bruce Wicks
                                      ----------------------------------
                                  Bruce Wicks, Vice President

                                  THE GOVERNOR AND COMPANY OF THE
                                  BANK OF IRELAND

                                  By: /s/Barry Heraty
                                      ----------------------------------
                                  Barry Heraty, Manager

                                  By: /s/Linda O'Meara
                                      ----------------------------------
                                  Linda O'Meara, Account Executive

                                  PNC BANK, NATIONAL ASSOCIATION

                                  By: /s/Joseph G. Moran
                                      ----------------------------------
                                  Joseph G. Moran, Managing Director



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                              CONSENT AND AGREEMENT

         As of the date and year first above written, each of the undersigned hereby:

         (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby;

         (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and

         (c) represents and warrants to the Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

                           DIEBOLD INVESTMENT COMPANY
                           DIEBOLD FINANCE COMPANY, INC.



                           By: /s/Margaret Pulgini
                              -------------------------------------------------
                           Margaret Pulgini, VP and Treasurer

                           DIEBOLD HOLDING COMPANY, INC.
                           DIEBOLD ELECTION SYSTEMS, INC.



                           By: /s/Charee Francis-Vogelsang
                              -------------------------------------------------
                           Print Name:  Charee Francis-Vogelsang
                           Their:  Vice President and Assistant Secretary

                           DIEBOLD CREDIT CORPORATION
                           DIEBOLD SST HOLDING COMPANY, INC.
                           DIEBOLD SELF-SERVICE SYSTEMS
                           DIEBOLD CHINA SECURITY HOLDING COMPANY, INC.
                           DIEBOLD LATIN AMERICA HOLDING COMPANY, INC.
                           DIEBOLD SOUTHEAST MANUFACTURING, INC.
                           DIEBOLD MIDWEST MANUFACTURING, INC.
                           DIEBOLD AUSTRALIA HOLDING COMPANY, INC.

                           By: /s/Charee Francis-Vogelsang
                              -------------------------------------------------
                           Print Name:  Charee Francis-Vogelsang
                           Their:  Vice President and Secretary